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EX-23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                              ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-01616, 333-04073, 333-46705, 333-57233, 333-65413, 333-79425
        and 333-79429).



                                                        Arthur Andersen LLP




                Denver, Colorado,
                September 15, 2000.




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